 Filed pursuant to Rule 497

File No. 333-205540

Rule 482ad

EAGLE POINT CREDIT COMPANY INC. ANNOUNCES EXERCISE OF OVERALLOTMENT OPTION

IN OFFERING OF PREFERRED STOCK

12/28/2016

GREENWICH, Conn. – (BUSINESS WIRE) – Eagle Point Credit Company Inc. (the “Company”) (NYSE:ECC, NYSE:ECCA, NYSE:ECCB, NYSE:ECCZ) today announced that it has completed the sale of an additional 60,000 shares of its previously designated 7.75% Series B Term Preferred Stock due 2026 (the “Preferred Stock”) pursuant to the exercise by the underwriters of the overallotment option granted to them in connection with the public offering of 400,000 shares of the Preferred Stock, which was completed on December 15, 2016. The exercise of the overallotment option resulted in additional net proceeds to the Company of approximately $1.4 million after payment of underwriting discounts and commissions. The Preferred Stock is listed on the New York Stock Exchange under the ticker symbol “ECCB.”

The Company plans to use the net proceeds from the offering of the Preferred Stock to acquire investments in accordance with its investment objectives and strategies and for general working capital purposes.

Keefe, Bruyette & Woods, A Stifel Company acted as sole book-running manager for the offering. FBR Capital Markets & Co., Ladenburg Thalmann & Co. Inc., MUFG Securities Americas Inc. and Wunderlich Securities, Inc. acted as co-managers for the offering.

Investors should consider the Company’s investment objectives, risks, charges and expenses carefully before investing. The prospectus supplement dated December 12, 2016 and the accompanying prospectus dated September 16, 2016, which have been filed with the Securities and Exchange Commission (“SEC”), contain this and other information about the Company and should be read carefully before investing. The prospectus supplement, the accompanying prospectus and this press release are not offers to sell these securities and are not soliciting an offer to buy these securities in any state where such offer or sale is not permitted.

A shelf registration statement relating to these securities is on file with and has been declared effective by the SEC. Copies of the prospectus and related prospectus supplement may be obtained by writing Keefe, Bruyette & Woods, A Stifel Company at Attn: Equity Capital Markets, 787 Seventh Avenue, 4th Floor, New York, NY 10019, by calling toll-free 1-800-966-1559 or by sending an e-mail to: syndprospectus@stifel.com; copies may also be obtained by visiting EDGAR on the SEC’s website at http://www.sec.gov.

ABOUT EAGLE POINT CREDIT COMPANY

The Company is a non-diversified, closed-end management investment company. The Company’s investment objectives are to generate high current income and capital appreciation primarily through investment in equity and junior debt tranches of collateralized loan obligations. The Company is externally managed and advised by Eagle Point Credit Management LLC. The principals of Eagle Point Credit Management LLC are Thomas P. Majewski, Daniel W. Ko and Daniel M. Spinner.

FORWARD-LOOKING STATEMENTS

This press release may contain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Statements other than statements of historical facts included in this press release may constitute forward-looking statements and are not guarantees of future performance or results and involve a number of risks and uncertainties. Actual results may differ materially from those in the forward-looking statements as a result of a number of factors, including those described in the prospectus and the Company’s other filings with the SEC. The Company undertakes no duty to update any forward-looking statement made herein. All forward-looking statements speak only as of the date of this press release.

NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Source: Eagle Point Credit Company Inc.

Investor Relations:

Eagle Point Credit Company Inc.

Kyle McGrady, 203-340-8500

ir@EaglePointCredit.com

www.eaglepointcreditcompany.com